THE PRUDENTIAL SERIES FUND

Global Portfolio

Government Income Portfolio

Stock Index Portfolio

Supplement dated August 22, 2008 to the Prospectus dated May 1, 2008

This supplement sets forth certain changes to the Prospectus of The Prudential Series Fund (the Fund) dated May 1, 2008 with respect to the indicated Portfolio of the Fund. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Fund’s Prospectus and should be retained for future reference.

I. Addition of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. as a subadviser to the Global Portfolio.

Shareholders recently approved a new subadvisory agreement among Prudential Investments LLC (“PI,” or the “Manager”) and each of Quantitative Management Associates LLC ("QMA"), Prudential Investment Management, Inc. (“PIM”), and Jennison Associates LLC (“Jennison”) (each, a “Subadviser,” and collectively, the “Subadvisers”) for the Portfolio (the “Subadvisory Agreement”).

Under the Subadvisory Agreement, each of QMA, Jennison and PIM may provide “Additional Services” and/or “Management Services” to any of the Global Portfolio. Additional Services allow PI to: (i) receive investment advice, asset allocation advice, and research services from one or more of the Subadvisers with respect to the Global Portfolio. Management Services allow PI to grant investment management authority for all or a portion of the Global Portfolio’s assets to one or more of the Subadvisers

Although QMA, Jennison and PIM have been appointed to serve as subadvisers to each Portfolio, the Manager currently utilizes only QMA as a subadviser. QMA provides Additional Services relating to the underlying asset allocations of each Portfolio. The Manager has no current plans or intention to utilize QMA to provide Management Services to any of the Portfolios. The Manager has no current intention to utilize Jennison or PIM to provide any Additional Services or Management Services to the Portfolios (with the exception of the Management Services that Jennison and PIM already provide to the Diversified Conservative Growth Portfolio.

Depending on future circumstances and other factors, however, the Manager, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Additional Services or Management services to any or all of the Portfolios, consistent with the terms of the Subadvisory Agreement.

1. The section entitled Risk/Return Summary- Investment Objectives and Principal Strategies-Global Portfolio is hereby deleted and replaced with the following:

Global Portfolio

Investment Objective: long-term growth of capital.

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The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below.

Global Portfolio: Subadviser Allocations
	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

In addition to the subadvisers listed above, each of Quantitative Management Associates LLC (QMA) Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc. (PIM) may provide “Additional Services” and/or “Management Services” to the Portfolio. Additional Services allow PI to: (i) receive investment advice, asset allocation advice, and research services from one or more of the Subadvisers with respect to the Portfolio. Management Services allow PI to grant investment management authority for all or a portion of the Portfolio’s assets to one or more of the Subadvisers

Although QMA, Jennison and PIM have been appointed to serve as subadvisers to the Portfolio, QMA presently provides only Additional Services to the Portfolio. The Manager has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. The Manager has no current intention to utilize Jennison or PIM to provide any Management Services or Additional Services to the Portfolio.

Depending on future circumstances and other factors, however, the Manager, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Additional Services and/or Management services to the Portfolio, as applicable.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	growth stock risk
•	value stock risk
•	leveraging risk
•	management risk
•	market risk
•	currency risk

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2. The section entitled More Detailed Information on How the Portfolios Invest-Investment Objectives and Policies-Global Portfolio, is hereby deleted and replaced with the following:

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the

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ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies--including derivatives--to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, T. Rowe Price Associates, Inc, Quantitative Management Associates LLC (“QMA”), Prudential Investment Management LLC (“PIM”), and Jennison Associates LLC (“Jennison”).

Each of QMA, Jennison and PIM may provide “Additional Services” and/or “Management Services” to the Portfolio. Additional Services allow PI to: (i) receive investment advice, asset allocation advice, and research services from one or more of the Subadvisers with respect to the Portfolio. Management Services allow PI to grant investment management authority for all or a portion of the Portfolio’s assets to one or more of the Subadvisers

Although QMA, Jennison and PIM have been appointed to serve as subadvisers to the Portfolio, QMA presently provides only Additional Services to the Portfolio. The Manager has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. The Manager has no current intention to utilize Jennison or PIM to provide any Management Services or Additional Services to the Portfolio.

Depending on future circumstances and other factors, however, the Manager, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Additional Services and/or Management services to the Portfolio, as applicable.

3. The entries in the table under the heading Investment Subadvisers referring to the Global Portfolio are hereby deleted and replaced with the following:

Investment Subadvisers

Portfolio	Subadviser
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T Rowe Price Associates
Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC

II. The section of the Prospectus entitled “Fees And Expenses Of The Portfolios” is hereby revised by deleting footnote (2) to the table titled “Class I Shares: Annual Portfolio Operating Expenses” and substituting new footnote (2) as set forth below:

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(2) Effective as of July 1, 2008, Prudential Investments LLC has voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
Government Income	Limit Portfolio expenses to 0.75%
Stock Index	Limit Portfolio expenses to 0.75%

III. The section of the Prospectus entitled “Fees And Expenses Of The Portfolios” is hereby revised by deleting footnote (3) to the table entitled “Class II Shares: Annual Portfolio Operating Expenses” in its entirety.

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